UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, N.Y. 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Western Asset

Core Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Core Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Core Bond Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including

IV	Western Asset Core Bond Portfolio

Investment commentary (cont’d)

low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Bond Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average effective durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”), the Fund’s adviser. (Generally, this range is three to seven years.)

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationii Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting

2	Western Asset Core Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%. All told, the Barclays Capital U.S. Aggregate Indexiii returned 7.84% for the twelve months ended December 31, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given the many macro uncertainties facing the market and increased volatility, we became more defensive and increased the Fund’s allocations to U.S. Treasury securities and cash. While we remained overweight versus the benchmark, we pared our exposures to investment grade corporate bonds and non-agency mortgage-backed securities (“MBS”). Conversely, we added to our agency MBS exposure, moving from a neutral position to an overweight versus the benchmark. Elsewhere, we tactically adjusted the Fund’s duration and moved from a slightly long to a slightly short position versus the benchmark. This change was instituted because we felt that interest rates had declined to unsustainably low levels.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, as well as interest rate swaps and swaptions to both manage our duration and yield curveiv exposure and as part of relative value strategies. The overall use of these instruments detracted from results; however, they should not be viewed in isolation, but as part of the overall Fund positioning for a flatter yield curve and underweight duration versus the Fund’s benchmark. Various credit default swaps (“CDS”) and options on CDS were utilized to both manage specific sector risk as well as enhance return through relative value. They also detracted from returns. Our total return swaps (“TRS”) and CDS positions in the CMBS sector were positive contributors to portfolio performance. We also used TRS in the agency MBS sector to help manage our prepayment risk; these detracted from results.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Western Asset Core Bond Portfolio returned 7.38%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 7.84% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 6.22% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 597 funds in the Fund’s Lipper category.

Western Asset Core Bond Portfolio 2011 Annual Report	3

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Western Asset Core Bond Portfolio:
Class IS	3.11%	7.46%
Class I	3.15%	7.38%
Class FI	3.04%	7.24%
Barclays Capital U.S. Aggregate Index	4.98%	7.84%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	3.32%	6.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class IS, Class I and Class FI shares were 2.68%, 2.59% and 2.33%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class FI shares would have been 2.29%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class IS, Class I and Class FI shares were 0.44%, 0.50% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets is not expected to exceed 0.50% for Class IS shares and 0.75% for Class FI shares. These expense limitation arrangements cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our yield curve positioning. Given our expectation for a flattening yield curve, we had an overweight exposure to the thirty-year (or long-dated) portion of the curve. This was beneficial for performance, as the yield curve did flatten and longer-term securities outperformed short-term securities.

Our overweight to CMBS was rewarded, given the sector’s outperformance versus the benchmark. CMBS generated solid results amid a backdrop of generally robust

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 609 funds for the six-month period and among the 597 funds for the twelve-month period in the Fund’s Lipper category.

4	Western Asset Core Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

demand from investors seeking to generate incremental yield in the low interest rate environment.

Elsewhere, the Fund’s overweight to agency MBS was additive for performance. This high-quality sector generated solid results and held up relatively well during periods of heightened investor risk aversion.

A number of individual investment grade corporate bonds in the portfolio also contributed to results. In particular, our overweights in Verizon Communications, General Electric and First Energy aided the Fund’s performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to investment grade corporate bonds. Our holdings in the Financials sector generated the weakest results during the period. They underperformed the benchmark due to fears of contagion from the European sovereign debt crisis and uncertainties regarding new financial regulations. Individual Financials holdings that produced poor results were Credit Agricole, Nordea Bank and Morgan Stanley.

Having an overall duration that was shorter than that of the benchmark was not rewarded given the declining interest rate environment over the twelve-month period. Elsewhere, a number of our “fallen angels” (investment grade bonds that were subsequently downgraded to below investment grade status) were negative for results. Overweights to International Lease Finance Corp. (ILFC), a subsidiary of AIG, General Motors and HBOS Plc., a subsidiary of the Lloyds Banking Group, were drags on the Fund’s results given their poor performance during the period.

Thank you for your investment in Western Asset Core Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 35 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Corporate Bonds & Notes (32.2%), Mortgage-Backed Securities (31.6%), Collateralized Mortgage Obligations (13.2%), U.S. Government & Agency Obligations (11.3%) and U.S. Treasury Inflation-Protected Securities (2.5%). The Fund’s portfolio composition is subject to change at any time.

Western Asset Core Bond Portfolio 2011 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Core Bond Portfolio 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, written options and swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Core Bond Portfolio 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	3.11%	$1,000.00	$1,031.10	0.43%	$2.20	Class IS	5.00%	$1,000.00	$1,023.04	0.43%	$2.19
Class I	3.15	1,000.00	1,031.50	0.53	2.71	Class I	5.00	1,000.00	1,022.53	0.53	2.70
Class FI	3.04	1,000.00	1,030.40	0.74	3.79	Class FI	5.00	1,000.00	1,021.47	0.74	3.77

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Bond Portfolio 2011 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS	Class I	Class FI
Twelve Months Ended 12/31/11	7.46%	7.38%	7.24%
Five Years Ended 12/31/11	N/A	6.22	5.97
Ten Years Ended 12/31/11	N/A	6.10	5.82
Inception* through 12/31/11	10.28	7.67	6.38

Cumulative total returns[1]
Class IS (Inception date of 8/29/08 through 12/31/11)	38.67%
Class I (12/31/01 through 12/31/11)	80.74
Class FI (12/31/01 through 12/31/11)	76.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS, I and FI are August 29, 2008, September 4, 1990 and July 22, 1999, respectively.

Western Asset Core Bond Portfolio 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Core Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

August 29, 2008 - December 2011

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† — December 2001 - December 2011

10	Western Asset Core Bond Portfolio 2011 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class FI Shares of Western Asset Core Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Core Bond Portfolio on August 29, 2008 (commencement of operations), December 31, 2001 and December 31, 2001, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgate- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Core Bond Portfolio 2011 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WACP	— Western Asset Core Bond Portfolio

12	Western Asset Core Bond Portfolio 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WACP	— Western Asset Core Bond Portfolio

Western Asset Core Bond Portfolio 2011 Annual Report	13

Schedule of investments

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 32.2%
Consumer Discretionary — 2.9%
Automobiles — 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$3,980,000	$3,956,741	(a)
Hotels, Restaurants & Leisure — 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,943,646
Media — 1.7%
CBS Corp.	7.625%	1/15/16	2,750,000	3,212,478
Comcast Corp., Notes	6.500%	1/15/15	800,000	906,909
Comcast Corp., Notes	6.450%	3/15/37	345,000	418,224
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,690,330
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,764,266
Comcast Corp., Senior Notes	5.650%	6/15/35	3,330,000	3,678,738
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	368,969
Comcast Corp., Senior Notes	6.400%	3/1/40	1,340,000	1,665,703
News America Inc., Senior Notes	4.500%	2/15/21	60,000	62,911
News America Inc., Senior Notes	6.650%	11/15/37	700,000	793,053
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,040,000	5,042,263
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	5,998,433
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	760,000	970,466
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,230,000	2,800,907
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,260,000	1,274,777
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,678,040
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,740,000	4,047,656
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	242,374
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,420,000	2,624,429
Time Warner Inc., Senior Notes	6.250%	3/29/41	300,000	359,685
Total Media				41,600,611
Multiline Retail — 0.2%
Target Corp.	4.000%	6/15/13	4,445,000	4,659,725
Specialty Retail — 0.6%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,528,007
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,975,382
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,908,614
Total Specialty Retail				14,412,003
Total Consumer Discretionary				69,572,726
Consumer Staples — 2.4%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,720,000	5,535,635

See Notes to Financial Statements.

14	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	$1,960,000	$2,246,532
Diageo Finance BV	3.250%	1/15/15	4,310,000	4,556,571
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	4,800,000	5,028,408	(a)
Total Beverages				17,367,146
Food & Staples Retailing — 0.7%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,534,702	2,604,406	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,973,120	9,338,237
Safeway Inc., Senior Notes	3.950%	8/15/20	1,080,000	1,066,530
Safeway Inc., Senior Notes	4.750%	12/1/21	2,430,000	2,489,200
Total Food & Staples Retailing				15,498,373
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	6,540,000	7,546,185
Tobacco — 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,180,000	4,269,964
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,789,515
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	4,130,000	4,210,738
Reynolds American Inc., Senior Notes	7.250%	6/1/12	3,915,000	4,010,021
Total Tobacco				17,280,238
Total Consumer Staples				57,691,942
Energy — 4.5%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,950,000	3,449,455
Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	490,827
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,640,000	10,014,918
Apache Corp., Senior Notes	5.100%	9/1/40	3,750,000	4,382,805
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,347,383
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	340,000	353,969
Conoco Funding Co.	7.250%	10/15/31	350,000	485,771
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,350,000	3,203,746
Devon Energy Corp., Senior Notes	5.600%	7/15/41	4,450,000	5,350,360
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,250,138
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	7,850,000	7,998,082
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	3,480,000	3,791,415
Gazprom, Loan Participation Notes	6.212%	11/22/16	850,000	879,750	(a)
Hess Corp., Notes	7.875%	10/1/29	1,760,000	2,364,513
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,457,401
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,313,710

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	15

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	$2,800,000	$2,831,998
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,370,619
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,880,000	5,048,326
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	2,540,000	2,605,649
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	14,964,366
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,130,000	2,194,349
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	3,015,291
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,598,251
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,800,000	2,941,683
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,670,000	4,284,597
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,584,000	3,149,340
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	927,000	1,214,598
Total Oil, Gas & Consumable Fuels				102,903,855
Total Energy				106,353,310
Financials — 14.3%
Capital Markets — 2.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/43	670,000	412,050	(b)
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	200,000	200,672
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	1,110,000	1,116,687
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	1,760,000	1,789,883
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	190,000	192,513
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,600,000	1,632,534
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	10,060,000	9,929,461
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	810,000	790,187
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,990,000	5,876,364
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	8,418,382
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	732,600	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	5,019,300	(a)(d)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	0	(a)(d)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	1,300,000	130	(b)(e)(h)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	2,999	(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	1,192	(e)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	2,320,514
Morgan Stanley, Medium-Term Notes	0.855%	10/18/16	3,490,000	2,800,467	(b)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,063,952

See Notes to Financial Statements.

16	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	$2,290,000	$2,255,849
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,940,000	4,095,319
UBS AG, Senior Notes	2.250%	1/28/14	2,810,000	2,734,462
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,370,000	3,360,733
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	1,210,000	1,201,747
Total Capital Markets				56,947,997
Commercial Banks — 4.3%
Bank of Scotland PLC	5.250%	2/21/17	2,500,000	2,617,968	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,350,000	2,493,197	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	230,000	207,000	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,750,000	4,295,225	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	5,820,000	5,512,849
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	3,850,000	3,966,655	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	1,290,000	1,368,095	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	1,890,000	1,778,736	(a)
Credit Agricole SA, Subordinated Notes	8.375%	12/31/49	8,670,000	6,502,500	(a)(b)(h)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,580,800	(a)(c)(d)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,319,200	(a)(d)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	12/31/49	1,600,000	0	(a)(d)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	0	(a)(d)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/29/49	3,105,000	1,925,100	(a)(b)(h)
HSBC Capital Funding LP, Subordinated Notes	4.610%	12/31/49	1,410,000	1,296,484	(a)(b)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	600,000	497,028	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	600,950	(a)(c)(d)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	3,020,000	3,026,448
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,230,000	4,420,438	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	12/29/49	6,053,000	7,082,010	(a)(b)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	12/31/49	11,810,000	11,678,224	(a)(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	7.640%	9/29/17	3,300,000	1,769,625	(e)(h)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,800,000	4,493,702
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	3,850,000	3,610,160
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	5,800,000	5,266,487	(a)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	17

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	$4,610,000	$4,810,443	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	208,173	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/31/49	4,800,000	4,020,000	(b)(h)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,600,000	10,846,397
Wells Fargo & Co.	4.600%	4/1/21	530,000	581,241
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,120,000	2,215,396
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,640,000	1,642,050
Total Commercial Banks				102,632,581
Consumer Finance — 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,350,000	1,343,250	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,740,000	2,943,634
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	2,882,274
HSBC Finance Corp.	7.000%	5/15/12	550,000	560,255
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	3,000,000	3,103,191
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	452,557
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	11,125,000	8,298,360
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	350,000	252,000
Total Consumer Finance				19,835,521
Diversified Financial Services — 5.4%
Air 2 US, Notes	8.027%	10/1/19	4,937,905	4,542,872	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	285,000	287,015
Bank of America Corp., Senior Notes	5.000%	5/13/21	3,040,000	2,768,938
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,105,879
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,277,461
Citigroup Inc., Senior Notes	5.500%	10/15/14	860,000	884,120
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,760,000	7,062,206
Citigroup Inc., Senior Notes	5.375%	8/9/20	100,000	102,827
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	9,488,173
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,730,020
General Electric Capital Corp., Notes	5.300%	2/11/21	490,000	523,786
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,767,546
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,520,000	4,618,920
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,620,000	4,793,028
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	600,000	718,819
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	15,440,000	15,208,400	(b)
ILFC E-Capital Trust I	4.340%	12/21/65	10,600,000	6,253,788	(a)(b)

See Notes to Financial Statements.

18	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	$4,160,000	$2,808,000	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,260,000	1,288,350	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,530,000	4,643,250	(a)
JP Morgan and Co. Inc.	7.140%	2/15/12	2,000,000	2,006,020	(b)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	1,980,000	1,993,906
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	530,000	535,251
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	3,910,772
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,355,000	3,687,497
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,600,000	4,004,136	(a)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	981,000	996,344	(b)(h)
Patrons’ Legacy	5.775%	12/23/63	5,652,980	5,538,225	(a)(g)
PHH Corp.	7.125%	3/1/13	3,410,000	3,282,125
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,360,000	1,380,400	(a)
Total Diversified Financial Services				128,208,074
Insurance — 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	8,390,000	6,072,263
American International Group Inc., Senior Notes	3.750%	11/30/13	1,600,000	1,570,040	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	870,000	878,030
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,220,106	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	5,560,000	5,261,161
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	2,710,000	3,478,019	(a)
Total Insurance				18,479,619
Real Estate Investment Trusts (REITs) — 0.2%
Health Care Property Investors Inc.	6.450%	6/25/12	3,550,000	3,615,427
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	9,290,000	8,752,425
Total Financials				338,471,644
Health Care — 1.5%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,500,000	2,821,073
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,631,742
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,476,332
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,580,000	1,678,063
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	600,000	717,824

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	19

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	$1,750,000	$2,095,205
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,037,037
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,354,270
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	215,815
Total Health Care Providers & Services				16,206,288
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,170,000	1,221,953
Pharmaceuticals — 0.6%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	8,040,000	8,188,378	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,410,207
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,580,000	1,920,352	(a)
Wyeth, Notes	5.950%	4/1/37	2,050,000	2,625,995
Total Pharmaceuticals				16,144,932
Total Health Care				36,394,246
Industrials — 1.9%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	4.875%	2/15/20	5,060,000	5,907,945
Raytheon Co., Senior Notes	3.125%	10/15/20	1,250,000	1,259,732
Total Aerospace & Defense				7,167,677
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,150,000	4,402,312
Airlines — 0.8%
Continental Airlines Inc.	6.820%	5/1/18	548,237	559,201
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	2,080,950	2,166,685
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	2,285,374	2,379,531
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	2,541,813	2,579,940
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	3,844,272	4,007,654
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,782,338
US Airways Pass-Through Trust	6.850%	1/30/18	6,376,154	5,866,062
Total Airlines				20,341,411
Building Products — 0.3%
Masco Corp.	7.125%	8/15/13	3,320,000	3,456,558
Masco Corp.	6.125%	10/3/16	4,120,000	4,227,957
Total Building Products				7,684,515
Commercial Services & Supplies — 0.2%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,686,658
Waste Management Inc.	7.375%	5/15/29	260,000	330,593
Total Commercial Services & Supplies				4,017,251

See Notes to Financial Statements.

20	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Machinery — 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	$2,010,000	$2,206,694
Total Industrials				45,819,860
Materials — 1.5%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,240,000	1,324,182
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	680,000	780,828
Total Chemicals				2,105,010
Metals & Mining — 1.4%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	4,780,000	5,176,721
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,690,000	7,917,624
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,876,973	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,350,000	2,397,204
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	7,510,000	7,676,009
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	1,150,000	1,236,235
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	260,000	272,444
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	995,204
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	5,919,327
Total Metals & Mining				33,467,741
Total Materials				35,572,751
Telecommunication Services — 2.1%
Diversified Telecommunication Services — 1.9%
AT&T Inc., Global Notes	6.550%	2/15/39	2,160,000	2,747,604
AT&T Inc., Senior Notes	3.875%	8/15/21	1,220,000	1,290,456
AT&T Inc., Senior Notes	5.550%	8/15/41	2,140,000	2,519,673
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,720,455
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,177,132
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,640,000	5,163,749
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,463,162
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	440,000	434,838
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,790,000	2,620,697
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	90,000	85,884
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	4,428,000	5,319,644
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	5,270,000	7,118,326
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	1,660,000	1,728,263
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	980,000	1,215,074
Total Diversified Telecommunication Services				44,604,957

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	21

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	$2,710,000	$3,115,254
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,154,305
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	36,394
Total Wireless Telecommunication Services				5,305,953
Total Telecommunication Services				49,910,910
Utilities — 1.1%
Electric Utilities — 0.7%
Exelon Corp., Bonds	5.625%	6/15/35	155,000	166,851
FirstEnergy Corp., Notes	7.375%	11/15/31	7,140,000	8,780,608
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,650,000	6,881,259
Total Electric Utilities				15,828,718
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,666,584
Multi-Utilities — 0.1%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,118,734
Total Utilities				24,614,036
Total Corporate Bonds & Notes (Cost — $860,082,180)				764,401,425
Asset-Backed Securities — 1.9%
Amortizing Residential Collateral Trust, 2002-BC1M A	0.574%	1/1/32	1,296,065	814,293	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.329%	7/25/32	1,737,127	1,325,569	(b)
Asset-Backed Funding Certificates, 2002-SB1 AII1	0.724%	12/25/30	846,615	722,193	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	1,530,000	1,627,903	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,030,000	2,052,989	(a)
Bayview Financial Acquisition Trust, 2005-B M1	0.744%	4/28/39	610,000	443,632	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	3.074%	12/27/39	5,900,000	6,079,464	(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.914%	1/25/33	335,401	249,127	(b)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.874%	3/25/33	81,013	79,073	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.914%	9/25/33	357,617	288,765	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-MH1 M1	6.250%	10/25/36	3,715,000	3,575,384	(a)
Education Funding Capital Trust, 2004-1 A5	1.746%	6/15/43	4,800,000	4,440,000	(b)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	184,912	17,651	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.257%	11/22/31	1,725,000	1,432,516	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	1,675,000	1,268,256	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.778%	3/13/32	2,325,000	1,752,218	(b)
GSAMP Trust, 2006-S4 A1	0.384%	5/25/36	1,417,806	158,015	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,060,000	4,395,385	(a)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.807%	1/21/31	114,113	79,102	(b)

See Notes to Financial Statements.

22	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.454%	10/25/36	$2,876,079	$802,855	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.074%	1/25/31	459,858	201,075	(b)
RAAC Series, 2007-SP3 A1	1.494%	9/25/47	508,339	387,853	(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.974%	3/25/33	106,536	72,090	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.754%	6/25/31	202,353	137,085	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.754%	9/25/31	81,989	61,409	(b)
SACO I Trust, 2005-10 1A	0.814%	6/25/36	1,811,409	1,089,943	(b)
SACO I Trust, 2005-8 A1	0.854%	11/25/35	454,820	373,444	(b)
SLM Student Loan Trust, 2006-5 A5	0.528%	1/25/27	6,030,000	5,708,713	(b)
SLM Student Loan Trust, 2011-A A3	2.778%	1/15/43	3,125,000	2,991,941	(a)(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	2,001,910	1,912,006
Total Asset-Backed Securities (Cost — $48,129,020)				44,539,949
Collateralized Mortgage Obligations — 13.2%
American Home Mortgage Assets, 2006-4 1A12	0.504%	10/25/46	653,109	263,176	(b)
Banc of America Commercial Mortgage Inc., 2006-3 A4	5.889%	7/10/44	3,660,000	4,012,407	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.262%	11/25/34	9,163,051	8,485,856	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.464%	11/25/36	5,946,601	3,234,701	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.694%	5/25/35	919,171	866,740	(a)(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.554%	6/25/35	6,513,893	3,459,483	(b)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.584%	11/25/35	604,845	269,357	(b)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.495%	5/20/46	983,492	446,825	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.584%	4/25/35	7,414,030	4,053,532	(b)
Countrywide Home Loans, 2005-09 2A1	0.514%	5/25/35	4,390,644	2,478,233	(b)
Countrywide Home Loans, 2005-R3 AF	0.694%	9/25/35	1,157,469	950,429	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.594%	5/25/35	7,203,460	4,143,596	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.419%	2/15/39	4,040,000	4,471,024	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.744%	6/25/34	1,020,704	816,949	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.575%	10/19/45	2,475,127	1,504,333	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	42,312	46,991
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,473,392
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	7,787,699	9,159,383
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.682%	7/25/21	12,702,344	1,433,650	(b)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	23

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.238%	4/25/20	$18,205,778	$1,282,105	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.682%	6/25/20	22,655,302	2,234,968	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K016 X1, IO	1.743%	10/25/21	7,839,000	851,397	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	5,213	5,070
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.206%	10/25/40	6,016,948	849,057	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	6,894,195
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.236%	12/25/40	2,772,765	356,660	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.386%	7/25/41	7,256,824	928,812	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	4,342,332	515,960
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	1,828,205	266,198
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	917,029	122,408	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	833,236	115,294	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	803,962	105,286
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	4,923,104	709,998
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	1,485,365	1,490,603
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	4,597	665
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	3	67
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	190	4,115
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	31,102	30,398
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.061%	1/25/20	18,277,238	1,142,771	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.280%	4/25/21	25,707,632	2,192,835	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	15,812,600	1,664,784	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.011%	8/25/18	5,968,962	627,553	(b)

See Notes to Financial Statements.

24	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.410%	6/25/46	$13,522,096	$1,145,124	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.664%	2/25/37	2,946,480	1,511,662	(b)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	1,330,000	1,399,893
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.515%	2/20/35	1,495,711	275,349	(b)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.015%	12/20/34	2,545,339	289,500	(b)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.015%	7/20/34	1,612,067	226,754	(b)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.518%	8/16/36	4,687,248	893,861	(b)
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.868%	7/16/38	1,458,728	232,097	(b)
Government National Mortgage Association (GNMA), 2009-010 ST, IO	6.168%	3/16/34	1,584,183	171,009	(b)
Government National Mortgage Association (GNMA), 2009-035 SP, IO, PAC	6.118%	5/16/37	3,519,169	455,606	(b)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.415%	8/20/39	6,151,983	783,206	(b)
Government National Mortgage Association (GNMA), 2009-061 WQ, IO	5.968%	11/16/35	4,313,576	755,791	(b)
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.468%	4/16/39	1,937,540	269,636	(b)
Government National Mortgage Association (GNMA), 2009-087 KI, IO	6.015%	9/20/35	1,761,401	219,108	(b)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.465%	2/20/35	2,072,734	371,511	(b)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.815%	7/20/35	3,707,477	606,456	(b)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,348,211
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.265%	11/20/38	2,631,410	403,099	(b)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.715%	12/20/32	1,912,183	264,149	(b)
Government National Mortgage Association (GNMA), 2010-014 SC, IO	4.530%	8/20/35	3,939,609	532,934	(b)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.718%	2/16/40	2,050,745	366,624	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.215%	3/20/39	2,154,402	322,203	(b)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	25

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.265%	11/20/38	$724,715	$96,676	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.195%	4/20/40	1,024,498	162,656	(b)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	5,000,000	5,756,911
Government National Mortgage Association (GNMA), 2010-047 AS, IO	6.155%	4/20/40	1,418,536	202,167	(b)
Government National Mortgage Association (GNMA), 2010-047 VS, IO	5.968%	11/16/37	3,016,038	479,569	(b)
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.268%	4/16/34	2,641,410	201,243	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.265%	12/20/38	87,015	13,693	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.215%	5/20/40	3,812,637	602,428	(b)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	2,900,000	3,241,731
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	6,700,000	7,378,764
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.215%	5/20/40	5,488,468	874,370	(b)
Government National Mortgage Association (GNMA), 2010-062 SB, IO	5.465%	5/20/40	2,447,741	287,033	(b)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.295%	6/20/40	6,160,088	1,037,467	(b)
Government National Mortgage Association (GNMA), 2010-069 SP, IO	6.365%	6/20/38	3,100,000	428,848	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.215%	5/20/40	1,209,517	192,385	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.365%	1/20/40	1,418,714	207,302	(b)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.285%	4/20/40	1,269,275	204,142	(b)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	17,505,000	19,508,600
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.218%	7/16/40	5,537,147	783,011	(b)
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	5,321,276	653,709
Government National Mortgage Association (GNMA), 2010-107 SG, IO	5.865%	2/20/38	2,369,343	328,235	(b)

See Notes to Financial Statements.

26	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.115%	9/20/40	$6,199,304	$710,712	(b)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.715%	10/20/39	10,627,082	1,618,566	(b)
Government National Mortgage Association (GNMA), 2010-151 SM, IO	5.798%	11/16/40	2,365,733	319,619	(b)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.265%	10/20/38	3,278,415	517,783	(b)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.345%	11/20/38	1,687,030	220,169	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.645%	12/20/60	5,291,922	5,202,489	(b)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.715%	1/20/41	86,994	12,229	(b)
Government National Mortgage Association (GNMA), 2011-024 SB, IO	5.715%	2/20/41	1,666,093	256,860	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.718%	3/16/41	1,150,921	159,517	(b)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.895%	9/20/40	2,815,583	400,391	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.848%	2/16/36	7,542,345	1,004,952	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.418%	12/16/36	3,429,993	542,423	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,634,477
Government National Mortgage Association (GNMA), 2011-H08 FG	0.765%	3/20/61	4,706,281	4,672,160	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.745%	3/20/61	3,699,467	3,668,096	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.514%	6/25/45	4,801,774	2,814,665	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.554%	10/25/45	895,154	504,974	(b)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	2,459,379	2,491,939
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.644%	3/25/35	10,862,218	8,771,382	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	2,255,702	2,307,362
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.625%	6/20/35	681,616	507,062	(b)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.294%	11/25/47	26,582,050	14,987,385	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.644%	8/25/36	1,763,659	1,565,212	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	200,000	220,342
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	2,380,000	2,620,566	(b)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	27

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.806%	7/15/46	$39,337,579	$2,932,184	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.754%	3/15/36	2,559,347	2,257	(a)(b)(d)
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	2,926,693	2,970,452
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	494,000	538,268
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	1,450,000	1,588,326	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.524%	5/25/37	233,589	108,089	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.296%	12/25/34	117,116	85,499	(b)
MASTR Adjustable Rate Mortgages Trust, 2007-3 22A2	0.504%	6/25/47	20,796,957	12,165,866	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	714,116	714,743	(a)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,658,646	1,837,652	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.564%	4/25/35	470,556	335,397	(b)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.765%	3/25/36	1,364,098	712,994	(b)
MLCC Mortgage Investors Inc., 2003-B A1	0.937%	4/25/28	1,446,131	1,246,740	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.017%	2/25/36	364,098	274,280	(b)
Morgan Stanley Capital I, 2006-IQ11 A4	5.728%	10/15/42	260,000	287,088	(b)
Morgan Stanley Capital I, 2007-IQ16 A4	5.809%	12/12/49	3,910,000	4,305,418
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.448%	7/25/35	2,454,272	1,611,370	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	13,388,433	13,154,189	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	5,526,471	5,522,702	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	33,639,500	29,675,690	(a)
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	2,211,618	2,303,016
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	13,876,651	13,996,879
Structured ARM Loan Trust, 2005-19XS 1A1	0.614%	10/25/35	962,711	542,344	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	7,746,332	7,926,790
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.014%	1/25/23	187,000	35	(b)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	786,000	861,298
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	1,236,069	1,266,284
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.634%	1/25/45	685,154	461,632	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.564%	12/25/45	12,211,334	8,731,140	(b)

See Notes to Financial Statements.

28	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.680%	4/25/36	$2,200,000	$1,625,692	(b)
Total Collateralized Mortgage Obligations (Cost — $359,715,567)				313,961,625
Mortgage-Backed Securities — 31.6%
FHLMC — 1.8%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	304,097	330,458
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	13,463,762	14,684,137
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	6,662,029	7,196,156
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,255,618	1,450,854
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,951,191	2,206,583
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	10/1/35	1,206,213	1,273,140	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.881%	8/1/37	5,809,521	6,198,383	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/12/42	5,000,000	5,133,594	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/12/42	800,000	839,000	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	1/12/42	2,200,000	2,387,000	(i)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	25,864	4,576
Total FHLMC				41,703,881
FNMA — 22.5%
Federal National Mortgage Association (FNMA)	5.500%	1/12/12	17,900,000	19,491,421	(i)
Federal National Mortgage Association (FNMA)	7.000%	4/1/12-2/1/33	4,846,253	5,631,281
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	3,937	3,947
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	18,396,866	19,637,927
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-11/1/41	24,584,991	25,884,652
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/39	22,616,267	24,437,988
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	273,407	297,573
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-12/1/39	43,058,497	47,556,304
Federal National Mortgage Association (FNMA)	3.000%	1/18/27	43,700,000	45,127,076	(i)
Federal National Mortgage Association (FNMA)	3.500%	1/18/27-12/1/99	51,950,000	53,428,187	(i)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	29

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-6/1/40	$43,378,244	$48,924,600
Federal National Mortgage Association (FNMA)	5.500%	11/1/33-7/1/47	50,618,110	55,330,249
Federal National Mortgage Association (FNMA)	2.848%	6/1/35	3,887,356	4,125,349	(b)
Federal National Mortgage Association (FNMA)	4.342%	7/1/35	1,200,516	1,265,084	(b)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	537,293	567,477	(b)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	2,358,094	2,491,510	(b)
Federal National Mortgage Association (FNMA)	2.442%	9/1/35	1,152,058	1,217,174	(b)
Federal National Mortgage Association (FNMA)	2.183%	10/1/35	5,098,306	5,288,777	(b)
Federal National Mortgage Association (FNMA)	2.375%	10/1/35	1,680,148	1,775,145	(b)
Federal National Mortgage Association (FNMA)	2.487%	10/1/35	1,091,288	1,151,202	(b)
Federal National Mortgage Association (FNMA)	3.173%	10/1/35	979,692	1,033,557	(b)
Federal National Mortgage Association (FNMA)	2.145%	11/1/35	2,116,738	2,201,892	(b)
Federal National Mortgage Association (FNMA)	2.160%	11/1/35	2,422,849	2,520,592	(b)
Federal National Mortgage Association (FNMA)	2.166%	11/1/35	1,940,581	2,014,623	(b)
Federal National Mortgage Association (FNMA)	2.170%	11/1/35	3,899,447	4,055,680	(b)
Federal National Mortgage Association (FNMA)	5.098%	2/1/37	12,281,105	12,995,749	(b)
Federal National Mortgage Association (FNMA)	4.000%	1/12/42	65,500,000	68,805,706	(i)
Federal National Mortgage Association (FNMA)	4.500%	1/12/42	19,700,000	20,962,031	(i)
Federal National Mortgage Association (FNMA)	5.000%	1/12/42	26,400,000	28,520,250	(i)
Federal National Mortgage Association (FNMA)	6.000%	2/14/42	25,400,000	27,908,251	(i)
Total FNMA				534,651,254
GNMA — 7.3%
Government National Mortgage Association (GNMA)	5.000%	1/23/12	3,800,000	4,201,375	(i)

See Notes to Financial Statements.

30	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	$57,601	$60,077
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	113,723	127,387
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	156,567	181,613
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	27,416,918	31,700,201
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/40	12,227,410	13,905,393
Government National Mortgage Association (GNMA)	5.500%	1/15/33	91,628	103,439
Government National Mortgage Association (GNMA)	4.500%	3/15/40-4/20/41	24,702,271	26,988,007
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	12,687,343	14,044,094
Government National Mortgage Association (GNMA)	4.000%	1/23/42	34,000,000	36,406,873	(i)
Government National Mortgage Association (GNMA)	4.500%	1/23/42	36,100,000	39,332,076	(i)
Government National Mortgage Association (GNMA)	6.000%	1/23/42	5,800,000	6,557,126	(i)
Government National Mortgage Association (GNMA) II	5.500%	1/23/42	900,000	1,008,984	(i)
Total GNMA				174,616,645
Total Mortgage-Backed Securities (Cost — $731,445,830)				750,971,780
Municipal Bonds — 1.9%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	210,000	224,706
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	3,760,000	4,445,937
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	370,000	399,467
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	480,000	510,994
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	1,710,000	2,170,913
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	160,000	165,832
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	2,350,000	2,758,876
Total California				10,452,019

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	31

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.2%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	$2,250,000	$2,338,740
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,260,000	1,295,230
Total Georgia				3,633,970
Illinois — 0.2%
Illinois State, GO	5.665%	3/1/18	2,190,000	2,330,773
Illinois State, GO	5.877%	3/1/19	2,270,000	2,444,041
Total Illinois				4,774,814
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	290,000	299,167
Ohio — 0.2%
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.210%	9/1/47	4,900,000	4,446,750	(b)(j)
Pennsylvania — 0.8%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.471%	5/1/46	12,700,000	11,747,500	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.348%	5/1/46	6,375,000	5,865,000	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.265%	6/1/47	400,000	368,000	(b)
Total Pennsylvania				17,980,500
Texas — 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.770%	6/25/42	3,000,000	2,505,000	(b)
Total Municipal Bonds (Cost — $41,843,221)				44,316,926
Sovereign Bonds — 0.7%
Mexico — 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	184,000
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	425,820
Total Mexico				609,820
Russia — 0.7%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,430,000	2,426,962	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	11,914,615	13,835,847	(a)
Total Russia				16,262,809
Total Sovereign Bonds (Cost — $15,464,153)				16,872,629

See Notes to Financial Statements.

32	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 11.3%
U.S. Government Agencies — 3.9%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	$12,290,000	$13,708,008
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	3,315,000	4,910,022
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	27,330,000	21,013,080
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	3,135,000	4,302,311
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,682,182
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	992,938
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	5,192,532
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,508,636
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	5,622,635
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	8,963,094
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	4,259,293
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	703,917
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,545,914
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	5,315,736
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	263,187
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,733,878
Tennessee Valley Authority, Notes	5.250%	9/15/39	3,550,000	4,531,614
Total U.S. Government Agencies				92,248,977
U.S. Government Obligations — 7.4%
U.S. Treasury Bonds	4.375%	11/15/39	1,710,000	2,220,061
U.S. Treasury Bonds	4.750%	2/15/41	36,900,000	50,852,812
U.S. Treasury Bonds	4.375%	5/15/41	19,075,000	24,854,134
U.S. Treasury Bonds	3.125%	11/15/41	26,340,000	27,595,259
U.S. Treasury Notes	0.500%	5/31/13	420,000	421,772
U.S. Treasury Notes	0.250%	9/15/14	270,000	269,325
U.S. Treasury Notes	1.000%	9/30/16	11,240,000	11,355,907
U.S. Treasury Notes	1.750%	10/31/18	16,280,000	16,755,685
U.S. Treasury Notes	1.375%	11/30/18	41,450,000	41,592,505
Total U.S. Government Obligations				175,917,460
Total U.S. Government & Agency Obligations (Cost — $237,390,081)				268,166,437
U.S. Treasury Inflation Protected Securities — 2.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	20,397,565	25,933,586	(k)(l)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,823,867	19,450,998	(k)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	33

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	$15,231,762	$15,298,401
Total U.S. Treasury Inflation Protected Securities (Cost — $50,612,263)				60,682,985

			Shares
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $4,079,484)	5.375%		44	220,000	*

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.1%
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/3/17	13,800,000	1,362,955
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/3/17	69,100,000	1,690,249
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		2/24/12	1	797
Total Purchased Options (Cost — $3,147,417)				3,054,001
Total Investments before Short-Term Investments (Cost — $2,351,909,216)				2,267,187,757

		Maturity Date	Face Amount
Short-Term Investments — 19.9%
U.S. Government Agencies — 14.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.035-0.120%	1/10/12	3,149,000	3,148,918	(l)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.030%	1/18/12	753,000	752,989	(l)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	2/7/12	70,000,000	69,990,647	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	1,005,000	1,004,938	(l)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	2/23/12	15,000,000	14,997,792	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.135%	3/20/12	62,425,000	62,422,316	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	84,990,000	84,967,563	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	7/17/12	70,000,000	69,980,960	(m)

See Notes to Financial Statements.

34	Western Asset Core Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Discount Notes	0.105%	2/8/12	$11,767,000	$11,765,696	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.075%	5/9/12	30,990,000	30,987,800	(m)
Total U.S. Government Agencies (Cost — $349,979,796)				350,019,619
Repurchase Agreements — 5.2%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $123,626,069; (Fully collateralized by U.S. government agency obligations, 0.625% due 7/15/14; Market value — $126,098,569 (Cost — $123,626,000)	0.005%	1/3/12	123,626,000	123,626,000
Total Short-Term Investments (Cost — $473,605,796)				473,645,619
Total Investments — 115.3% (Cost — $2,825,515,012#)				2,740,833,376
Liabilities in Excess of Other Assets — (15.3)%				(363,904,607)
Total Net Assets — 100.0%				$2,376,928,769

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The maturity principal is currently in default as of December 31, 2011.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of December 31, 2011.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced ("TBA") basis (See Note 1).

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax ("AMT").

(k)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $2,826,078,324.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	35

Western Asset Core Bond Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Put	6/18/12	$99.63	175	$149,844

		Strike Rate	Notional Par
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50%	$55,300,000	473,364
Interest rate swaption with Banc of America Securities LLC, Put	11/3/17	7.25	55,300,000	883,131
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	31,920,000	7,093,736
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	31,920,000	208,801
Interest rate swaption with Greenwich Capital Markets Inc., Call	10/2/13	4.97	57,220,000	13,246,231
Interest rate swaption with Greenwich Capital Markets Inc., Put	10/2/13	4.97	57,220,000	338,457
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86	25,300,000	5,622,541
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	165,492
Total Written Options (Premiums received — $15,910,511)				$28,181,597

See Notes to Financial Statements.

36	Western Asset Core Bond Portfolio 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $2,825,515,012)	$2,740,833,376
Cash	111,634
Receivable for securities sold	258,111,754
Interest receivable	14,786,563
Swaps, at value (net premiums paid — $3,248,038)	5,605,703
Receivable for Fund shares sold	2,747,128
Deposits with brokers for open futures contracts	856,912
Receivable for open swap contracts	755,451
Prepaid expenses	63,597
Principal paydown receivable	2,643
Other receivables	1,487
Total Assets	3,023,876,248

Liabilities:
Payable for securities purchased	600,485,918
Written options, at value (premiums received — $15,910,511)	28,181,597
Swaps, at value (net premiums received — $3,178,563)	12,882,143
Payable for Fund shares repurchased	2,414,061
Investment management fee payable	901,654
Payable for open swap contracts	717,445
Distributions payable	271,482
Service and/or distribution fees payable	134,931
Payable to broker — variation margin on open futures contracts	73,293
Principal payup payable	35,531
Directors’ fees payable	646
Accrued expenses	848,778
Total Liabilities	646,947,479
Total Net Assets	$2,376,928,769

Net Assets:
Par value (Note 7)	$200,346
Paid-in capital in excess of par value	2,889,839,588
Undistributed net investment income	6,438,940
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(414,696,464)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(104,853,641)
Total Net Assets	$2,376,928,769

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	37

Shares Outstanding:
Class IS	13,533,654
Class I	132,934,766
Class FI	53,877,754

Net Asset Value:
Class IS	$11.87
Class I	$11.86
Class FI	$11.87

See Notes to Financial Statements.

38	Western Asset Core Bond Portfolio 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$88,235,646

Expenses:
Investment management fee (Note 2)	9,743,889
Transfer agent fees (Note 5)	1,554,825
Service and/or distribution fees (Notes 2 and 5)	1,380,070
Fund accounting fees	162,245
Fees recaptured by investment manager (Note 2)	141,242
Directors’ fees	113,739
Audit and tax	85,900
Custody fees	77,735
Insurance	50,100
Registration fees	48,326
Legal fees	47,666
Shareholder reports (Note 5)	10,948
Total Expenses	13,416,685
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(71,279)
Net Expenses	13,345,406
Net Investment Income	74,890,240

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,841,774
Futures contracts	19,308,535
Written options	3,522,206
Swap contracts	(17,882,365)
Net Realized Gain	7,790,150
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	90,371,559
Futures contracts	2,051,224
Written options	(10,246,653)
Swap contracts	48,589
Change in Net Unrealized Appreciation (Depreciation)	82,224,719
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	90,014,869
Increase in Net Assets from Operations	$164,905,109

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	39

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$74,890,240	$128,501,282
Net realized gain (loss)	7,790,150	(49,350,865)
Change in net unrealized appreciation (depreciation)	82,224,719	312,807,315
Increase in Net Assets From Operations	164,905,109	391,957,732

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(77,308,564)	(136,259,504)
Decrease in Net Assets From Distributions to Shareholders	(77,308,564)	(136,259,504)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	891,810,032	706,467,040
Reinvestment of distributions	73,147,037	131,840,806
Cost of shares repurchased	(858,261,331)	(2,527,804,893)
Increase (Decrease) in Net Assets From Fund Share Transactions	106,695,738	(1,689,497,047)
Increase (Decrease) in Net Assets	194,292,283	(1,433,798,819)

Net Assets:
Beginning of year	2,182,636,486	3,616,435,305
End of year*	$2,376,928,769	$2,182,636,486
* Includes undistributed net investment income of:	$6,438,940	$8,859,515

See Notes to Financial Statements.

40	Western Asset Core Bond Portfolio 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$11.43	$10.63	$9.09	$10.11

Income (loss) from operations:
Net investment income	0.39	0.47	0.48	0.15
Net realized and unrealized gain (loss)	0.45	0.82	1.61	(0.87)
Total income (loss) from operations	0.84	1.29	2.09	(0.72)

Less distributions from:
Net investment income	(0.40)	(0.49)	(0.55)	(0.30)
Total distributions	(0.40)	(0.49)	(0.55)	(0.30)

Net asset value, end of year	$11.87	$11.43	$10.63	$9.09
Total return[4]	7.46%	12.25%	23.72%	(7.08)%

Net assets, end of year (000s)	$160,699	$109,098	$247,070	$240,681

Ratios to average net assets:
Gross expenses	0.45%	0.44%	0.44%	0.45%[5]
Net expenses[6]	0.45	0.44 [7]	0.44	0.45 [5]
Net investment income	3.31	4.13	5.00	5.20 [5]

Portfolio turnover rate	141%[8]	406%	221%	141%[9]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 556% for the year ended December 31, 2011.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	41

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$11.42	$10.62	$9.08	$10.54	$11.37	$11.05

Income (loss) from operations:
Net investment income	0.38	0.46	0.48	0.42	0.58	0.55
Net realized and unrealized gain (loss)	0.45	0.82	1.61	(1.34)	(0.78)	0.34
Total income (loss) from operations	0.83	1.28	2.09	(0.92)	(0.20)	0.89

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.55)	(0.54)	(0.58)	(0.57)
Net realized gains	—	—	—	—	(0.05)	—
Total distributions	(0.39)	(0.48)	(0.55)	(0.54)	(0.63)	(0.57)

Net asset value, end of year	$11.86	$11.42	$10.62	$9.08	$10.54	$11.37
Total return[5]	7.38%	12.20%	23.68%	(8.88)%	(1.88)%	8.23%

Net assets, end of year (000s)	$1,576,949	$1,689,352	$2,170,146	$2,558,597	$5,140,277	$4,975,052

Ratios to average net assets:
Gross expenses	0.52%	0.50%	0.49%	0.47%[6]	0.44%	0.47%
Net expenses[7]	0.52	0.50	0.49	0.47 [6]	0.44	0.47
Net investment income	3.25	4.07	5.00	5.60 [6]	5.30	4.90

Portfolio turnover rate	141%[8]	406%	221%	141%[9]	455%	432%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 556% for the year ended December 31, 2011.

[9]	Not annualized.

See Notes to Financial Statements.

42	Western Asset Core Bond Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$11.42	$10.62	$9.08	$10.54	$11.37	$11.05

Income (loss) from operations:
Net investment income	0.35	0.43	0.45	0.40	0.56	0.51
Net realized and unrealized gain (loss)	0.47	0.82	1.61	(1.34)	(0.79)	0.35
Total income (loss) from operations	0.82	1.25	2.06	(0.94)	(0.23)	0.86

Less distributions from:
Net investment income	(0.37)	(0.45)	(0.52)	(0.52)	(0.55)	(0.54)
Net realized gains	—	—	—	—	(0.05)	—
Total distributions	(0.37)	(0.45)	(0.52)	(0.52)	(0.60)	(0.54)

Net asset value, end of year	$11.87	$11.42	$10.62	$9.08	$10.54	$11.37
Total return[5]	7.24%	11.91%	23.37%	(9.06)%	(2.12)%	7.95%

Net assets, end of year (000s)	$639,281	$384,186	$1,199,219	$1,169,174	$1,627,400	$1,402,721

Ratios to average net assets:
Gross expenses	0.75%	0.79%	0.78%	0.77%[6]	0.69%	0.72%
Net expenses[7]	0.74 [8]	0.75 [8]	0.75 [8]	0.72 [6,8]	0.69	0.72
Net investment income	3.01	3.85	4.70	5.30 [6]	5.10	4.60

Portfolio turnover rate	141%[9]	406%	221%	141%[10]	455%	432%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 556% for the year ended December 31, 2011.

[10]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2011 Annual Report	43

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the "Corporation"). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

44	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$758,863,200	$5,538,225	$764,401,425
Asset-backed securities	—	44,539,949	—	44,539,949
Collateralized mortgage obligations	—	313,961,625	—	313,961,625
Mortgage-backed securities	—	750,971,780	—	750,971,780
Municipal bonds	—	44,316,926	—	44,316,926
Sovereign bonds	—	16,872,629	—	16,872,629
U.S. government & agency obligations	—	268,166,437	—	268,166,437
U.S. treasury inflation protected securities	—	60,682,985	—	60,682,985
Convertible preferred stocks	—	220,000	—	220,000
Purchased options	$797	3,053,204	—	3,054,001
Total long-term investments	$797	$2,261,648,735	$5,538,225	$2,267,187,757
Short-term investments†	—	473,645,619	—	473,645,619
Total investments	$797	$2,735,294,354	$5,538,225	$2,740,833,376
Other financial instruments:
Futures contracts	$1,016,511	—	—	$1,016,511
Credit default swaps on corporate issues — sell protection‡	—	$197,194	—	197,194
Credit default swaps on corporate issues — buy protection‡	—	1,417,074	—	1,417,074
Credit default swaps on credit indices — sell protection‡	—	231,425	—	231,425
Credit default swaps on credit indices — buy protection‡	—	3,760,010	—	3,760,010
Total other financial instruments	$1,016,511	$5,605,703	—	$6,622,214
Total	$1,017,308	$2,740,900,057	$5,538,225	$2,747,455,590

Western Asset Core Bond Portfolio 2011 Annual Report	45

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$149,844	$28,031,753	—	$28,181,597
Futures contracts	1,571,515	—	—	1,571,515
Interest rate swaps	—	7,266,664	—	7,266,664
Credit default swaps on corporate issues — sell protection‡	—	1,302,253	—	1,302,253
Credit default swaps on corporate issues — buy protection‡	—	79,114	—	79,114
Credit default swaps on credit indices — sell protection‡	—	3,838,202	—	3,838,202
Total return swaps‡	—	395,910	—	395,910
Total	$1,721,359	$40,913,896	—	$42,635,255

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of December 31, 2010	$5,596,420
Accrued premiums/discounts	(15)
Realized gain (loss)[1]	(20)
Change in unrealized appreciation (depreciation)[2]	88,860
Purchases	—
Sales	(147,020)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$5,538,225
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$88,860

The	Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into

46	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar

Western Asset Core Bond Portfolio 2011 Annual Report	47

roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

48	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Western Asset Core Bond Portfolio 2011 Annual Report	49

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $99,253,765. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that

50	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate

Western Asset Core Bond Portfolio 2011 Annual Report	51

and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of

52	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held written options, credit default swaps, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $41,063,740. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $28,679,581 which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually.

Western Asset Core Bond Portfolio 2011 Annual Report	53

Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,251)	$2,251

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

54	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed: 0.50% and 0.75% for Class IS and Class FI shares, respectively. Western Asset also agreed to waive their advisory fee (which is paid by LMPFA, and not the Fund) under the Fee Cap. These arrangements cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $71,279.

With respect to Class IS and Class FI shares, the investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class IS	Class I	Class FI
Expires December 31, 2012	—	—	$320,534
Expires December 31, 2013	—	—	358,465
Expires December 31, 2014	—	—	71,279
Fee waivers/expense reimbursements subject to recapture			$750,278

For the year ended December 31, 2011, LMPFA recaptured $1,171 and $140,071 for Class IS and FI, respectively.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$298,345,944	$12,534,963,314
Sales	623,419,305	12,294,248,515

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$124,295,962
Gross unrealized depreciation	(209,540,910)
Net unrealized depreciation	$(85,244,948)

Western Asset Core Bond Portfolio 2011 Annual Report	55

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	135	3/12	$33,573,251	$33,532,313	$(40,938)
90-Day Eurodollar	155	9/12	38,477,316	38,465,188	(12,128)
U.S. Treasury Ultra Long-Term Bonds	647	3/12	102,649,486	103,641,313	991,827
					938,761
Contracts to Sell:
90-Day Eurodollar	74	6/12	18,344,947	18,369,575	(24,628)
90-Day Eurodollar	155	9/13	38,468,559	38,443,875	24,684
U.S. Treasury 2-Year Notes	634	3/12	139,760,377	139,826,719	(66,342)
U.S. Treasury 5-Year Notes	272	3/12	33,446,522	33,526,125	(79,603)
U.S. Treasury 10-Year Notes	1,027	3/12	133,649,748	134,665,375	(1,015,627)
U.S. Treasury 30-Year Bonds	245	3/12	35,146,813	35,479,062	(332,249)
					(1,493,765)
Net unrealized loss on open futures contracts					$(555,004)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2010	339,481,740	$16,826,428
Options written	143,207,732	4,550,188
Options closed	(59,604,395)	(2,650,905)
Options exercised	(83,601,394)	(1,333,118)
Options expired	(3,508)	(1,482,082)
Written options, outstanding as of December 31, 2011	339,480,175	$15,910,511

At December 31, 2011, the Fund held TBA securities with a total cost of $357,915,163.

At December 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$4,700,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(242,096)
Banc of America Securities LLC	2,740,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	(250,087)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(655,728)

56	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	$(489,685)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(825,638)
Barclays Capital Inc.	3,550,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(76,733)
Barclays Capital Inc.	3,520,000	9/15/12	5.189% semi-annually	3-Month LIBOR	—	(113,899)
Credit Suisse First Boston Inc.	3,020,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(211,442)
Credit Suisse First Boston Inc.	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(319,938)
Credit Suisse First Boston Inc.	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(473,624)
Credit Suisse First Boston Inc.	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(503,161)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,012,577)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(888,621)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(486,601)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(716,834)
Total	$55,820,000					$(7,266,664)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2011[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	3.17%	2.930% quarterly	$(12,291)	—	$(12,291)
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	3.32%	1.000% quarterly	(714,530)	$(221,009)	(493,521)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	25,000,000	6/20/12	4.53%	0.720% quarterly	(448,419)	—	(448,419)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,100,000	9/20/12	4.53%	6.100% quarterly	101,842	—	101,842
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,100,000	9/20/12	4.53%	6.000% quarterly	95,352	—	95,352
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	10,000,000	9/20/12	4.53%	2.750% quarterly	(127,013)	—	(127,013)
Total	$60,620,000				$(1,105,059)	$(221,009)	$(884,050)

Western Asset Core Bond Portfolio 2011 Annual Report	57

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.635% quarterly	$(19,882)	—	$(19,882)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.730% monthly	66,350	—	66,350
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.040% quarterly	496,033	—	496,033
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.050% monthly	288,593	—	288,593
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.130% quarterly	(18,829)	—	(18,829)
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.500% quarterly	(6,526)	—	(6,526)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	3,550,000	6/20/12	0.630% quarterly	2,257	—	2,257
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.900% quarterly	(27,406)	—	(27,406)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.750% quarterly	79,816	—	79,816
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.690% quarterly	148,334	—	148,334
Credit Suisse First Boston Inc. (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.490% quarterly	14,619	—	14,619
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.580% quarterly	(3,722)	—	(3,722)
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.890% quarterly	306,490	—	306,490
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due (11/15/34)	4,270,000	9/20/14	0.280% quarterly	8,553	—	8,553
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	5,460,000	3/20/12	0.360% quarterly	(408)	—	(408)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	2,750,000	3/20/12	0.740% quarterly	(2,341)	—	(2,341)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.480% monthly	6,029	—	6,029
Total	$63,040,000			$1,337,960	—	$1,337,960

58	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (PrimeX.FRM.1)	$8,612,765	7/25/36	4.420% monthly	$231,425	$766,850	$(535,425)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	1,339,000	10/12/52	0.500% monthly	(153,014)	(123,021)	(29,993)
Credit Suisse First Boston Inc. (CMBX.NA.AM.1)	7,839,000	10/12/52	0.500% monthly	(895,802)	(342,294)	(553,508)
Deutsche Bank AG (CMBX.NA.AM.2)	2,300,000	3/15/49	0.500% monthly	(381,896)	(131,637)	(250,259)
Goldman Sachs Group Inc. (CMBX NA AM 1)	1,180,000	10/12/52	0.500% monthly	(134,845)	(108,047)	(26,798)
Goldman Sachs Group Inc. (CMBX.3.2007-1 AAA)	1,871,000	12/13/49	0.080% monthly	(176,155)	(220,148)	43,993
Goldman Sachs Group Inc. (CMBX.NA.AM.1)	1,280,000	10/12/52	0.500% monthly	(146,272)	(103,036)	(43,236)
JPMorgan Securities Inc. (CMBX NA AM 2)	3,900,000	3/15/49	0.500% monthly	(647,563)	(223,211)	(424,352)
JPMorgan Securities Inc. (CMBX.3.2007-1 AAA)	5,697,000	12/13/49	0.080% monthly	(536,373)	(724,747)	188,374
UBS Warburg LLC (CMBX NA AM 2)	2,191,000	3/15/49	0.500% monthly	(363,797)	(399,065)	35,268
UBS Warburg LLC (CMBX NA AM 2)	2,424,000	3/15/49	0.500% monthly	(402,485)	(486,755)	84,270
Total	$38,633,765			$(3,606,777)	$(2,095,111)	$(1,511,666)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets (CMBX.4.2007-2 AAA)	$1,620,000	2/17/51	0.350% monthly	$ 162,852	$ 192,674	$ (29,822)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	6,229,000	10/12/52	0.100% monthly	313,215	279,180	34,035
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	3,320,000	10/12/52	0.100% monthly	166,941	133,513	33,428
Credit Suisse First Boston Inc. (CMBX NA AM 4)	7,900,000	2/17/51	0.500% monthly	1,918,910	732,060	1,186,850
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	2,856,000	10/12/52	0.100% monthly	143,609	116,620	26,989
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA)	9,570,000	10/12/52	0.100% monthly	481,211	498,376	(17,165)
JPMorgan Securities Inc. (CMBX.4.2007-2 AAA)	1,376,000	2/17/51	0.350% monthly	138,322	86,713	51,609
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	5,239,000	10/12/52	0.100% monthly	263,434	272,831	(9,397)
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	3,411,000	10/12/52	0.100% monthly	171,516	169,221	2,295
Total	$41,521,000			$3,760,010	$2,481,188	$1,278,822

Western Asset Core Bond Portfolio 2011 Annual Report	59

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets	$1,619,000	4/2/12	TRX-CMBS Reset†	TRX-CMBS†	—	$(7,099)
Credit Suisse First Boston Inc.	770,000	7/2/12	TRX-CMBS Reset†	TRX-CMBS†	—	(11,541)
Credit Suisse First Boston Inc.	1,483,000	7/2/12	TRX-CMBS Reset†	TRX-CMBS†	—	(22,230)
Credit Suisse First Boston Inc.	1,483,000	10/1/12	TRX-CMBS Reset†	TRX-CMBS†	—	(36,080)
Deutsche Bank AG	1,515,000	7/2/12	TRX-CMBS Reset†	TRX-CMBS†	—	(22,710)
Deutsche Bank AG	1,515,000	10/1/12	TRX-CMBS Reset†	TRX-CMBS†	—	(36,858)
Goldman Sachs Group Inc.	1,784,338	1/12/39	1-month LIBOR‡	IOS.FN30.600.08‡	—	(15,039)
Goldman Sachs Group Inc.	3,164,674	1/12/39	1-month LIBOR‡	IOS.FN30.600.08‡	$5,528	(32,200)
Goldman Sachs Group Inc.	3,434,014	1/12/39	1-month LIBOR‡	IOS.FN30.550.08‡	(3,265)	(35,112)
Goldman Sachs Group Inc.	8,820,688	1/12/39	1-month LIBOR‡	IOS.FN30.600.08‡	(1,295)	(73,047)
Goldman Sachs Group Inc.	4,652,935	1/12/40	1-month LIBOR‡	IOS.FN30.450.09‡	(33,386)	(13,673)
Morgan Stanley & Co. Inc.	2,380,000	10/1/12	TRX2-CMBS Reset†	TRX2-CMBS†	(63,175)	5,272
Total	$32,621,649				$(95,593)	$(300,317)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection). When compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Percentage shown is an annual percentage rate.

60	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$3,054,001	—	$3,054,001
Futures contracts[3]	1,016,511	—	1,016,511
Swap contracts[4]	—	$5,605,703	5,605,703
Total	$4,070,512	$5,605,703	$9,676,215

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$28,181,597	—	$28,181,597
Futures contracts[3]	1,571,515	—	1,571,515
Swap contracts[4]	7,468,153	$5,413,990	12,882,143
Total	$37,221,265	$5,413,990	$42,635,255

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$(4,329,995)	$(271,790)	$(4,601,785)
Written options	3,283,196	239,010	3,522,206
Futures contracts	19,308,535	—	19,308,535
Swap contracts	(30,068,291)	$12,185,926	(17,882,365)
Total	$(11,806,555)	$12,153,146	$346,591

Western Asset Core Bond Portfolio 2011 Annual Report	61

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$2,504,153	—	$2,504,153
Written options	(10,246,653)	—	(10,246,653)
Futures contracts	2,051,224	—	2,051,224
Swap contracts	7,151,333	$(7,102,744)	48,589
Total	$1,460,057	$(7,102,744)	$(5,642,687)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,706,245
Written options	20,569,298
Futures contracts (to buy)	333,460,768
Futures contracts (to sell)	323,182,341

Average Notional Balance
Interest rate swap contracts	$155,307,692
Credit default swap contracts (to buy protection)	154,744,850
Credit default swap contracts (to sell protection)	113,623,147
Total return swap contracts	33,154,274

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS	—	$4,200	$1,103
Class I	—	1,341,136	6,103
Class FI	$1,380,070	209,489	3,742
Total	$1,380,070	$1,554,825	$10,948

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	—
Class I	—
Class FI	$71,279
Total	$71,279

62	Western Asset Core Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class IS1	$5,169,212	$7,162,194
Class I1	54,938,991	92,660,574
Class FI1	17,200,361	36,436,736
Total	$77,308,564	$136,259,504

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	5,187,376	$60,358,080	4,285,326	$47,446,771
Shares issued on reinvestment	431,929	5,074,647	602,991	6,741,670
Shares repurchased	(1,628,757)	(19,235,605)	(18,589,548)	(206,870,891)
Net increase (decrease)	3,990,548	$46,197,122	(13,701,231)	$(152,682,450)

Class I1
Shares sold	31,794,171	$371,728,918	36,520,368	$411,720,290
Shares issued on reinvestment	4,375,391	51,262,619	7,948,516	89,232,707
Shares repurchased	(51,142,656)	(597,763,426)	(100,877,774)	(1,139,885,312)
Net decrease	(14,973,094)	$(174,771,889)	(56,408,890)	$(638,932,315)

Class FI1
Shares sold	39,406,852	$459,723,034	22,148,189	$247,299,979
Shares issued on reinvestment	1,430,953	16,809,771	3,218,180	35,866,429
Shares repurchased	(20,589,771)	(241,262,300)	(104,626,937)	(1,181,048,690)
Net increase (decrease)	20,248,034	$235,270,505	(79,260,568)	$(897,882,282)

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class I	Class FI	Class IS
Daily 1/31/2012	$0.028405	$0.026523	$0.029228

Western Asset Core Bond Portfolio 2011 Annual Report	63

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$77,308,564	$136,259,504

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$8,389,311
Capital loss carryforward*	(408,543,018)
Other book/tax temporary differences(a)	(7,540,505)
Unrealized appreciation (depreciation)(b)	(105,416,953)
Total accumulated earnings (losses) — net	$(513,111,165)

*	As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(5,952,501)**
12/31/2015	(84,734,017)
12/31/2016	(33,885,094)
12/31/2017	(250,607,702)
12/31/2018	(33,363,704)
$(408,543,018)

These amounts will be available to offset future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

64	Western Asset Core Bond Portfolio 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

Western Asset Core Bond Portfolio	65

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

66	Western Asset Core Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2011. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one- and three-year periods, but was approximately equal to its peer average for the five- and ten-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was approximately equal to the average of the fees paid by funds in its peer group and that total expenses for the Fund were approximately equal to the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

Western Asset Core Bond Portfolio	67

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

68	Western Asset Core Bond Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage.

Western Asset Core Bond Portfolio	69

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

70	Western Asset Core Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Core Bond Portfolio	71

Officers cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007- present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation- Linked Opportunities & Income Fund (2004-2009)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

72	Western Asset Core Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset Core Bond Portfolio	73

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record Date:	Daily
Payable Date:	January 2011 – December 2011
Interest from Federal Obligations	9.56%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Core Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

President

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/12 SR12-1586

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in 2010 and $468,601 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in 2010 and $42,600 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	February 24, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 24, 2012